Exhibit 1.1

Noah Education Holdings Ltd.

                     American Depositary Shares

Representing                      Ordinary Shares

($0.00005 Par Value)

UNDERWRITING AGREEMENT

                    , 2007

Deutsche Bank Securities Inc.

As Representative of the

    Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

Ladies and Gentlemen:

Noah Education Holdings Ltd., a company established in the Cayman Islands (the “Company”), and Baring Asia II Holdings (22) Limited, a company established in the British Virgin Islands (“BVI”), (the “Selling Shareholder”) propose to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representative (the “Representative”) an aggregate of                      American Depositary Shares (“ADSs”) of the Company, each representing one ordinary share, par value $0.00005 per share (each an “Ordinary Share”), of which                      ADSs will be sold by the Company and                      ADSs will be sold by the Selling Shareholder (together, the “Firm ADSs”). The respective amounts of the Firm ADSs to be so purchased from the Company and the Selling Shareholder by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company and the Selling Shareholder are sometimes referred to herein collectively as the “Sellers.” The Company also proposes to sell at the Underwriters’ option an aggregate of up to                      additional ADSs (the “Option ADSs”) as set forth below. The Firm ADSs and the Option ADSs are herein collectively called the “Offered ADSs.” The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares,” the Ordinary Shares represented by the Option ADSs are hereinafter called the “Option Shares” and the Firm Shares and Option Shares are hereinafter collectively called the “Shares.” Unless the context otherwise requires, each reference to the Firm ADSs, the Option ADSs or the Offered ADSs herein also includes the Shares.

As the Representative, you have advised the Company and the Selling Shareholder (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm ADSs set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option ADSs if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

The Representative has agreed to reserve up to                      of the Offered ADSs to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Share Program”). The Offered ADSs to be sold by the Representative and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company and the Selling Shareholder.

(a) The Company represents and warrants to each of the Underwriters as follows:

(i) A registration statement on Form F-1 (File No. 333-146267) respect to the Shares underlying the Offered ADSs has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form F-1. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.”

(ii) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means              [a/p]m (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Offered ADSs that is included in the Registration Statement immediately prior to that time.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Offered ADSs in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the subsidiaries of the Company (the “Subsidiaries”) and the affiliated entity (the “Affiliated Entity”) as listed in Exhibit A hereto (the Subsidiaries and the Affiliated Entity are collectively referred to as the “Subsidiaries and Affiliated Entity”) has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only Subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries and Affiliated Entity are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification. The outstanding shares of capital stock of each of the Subsidiaries and Affiliated Entity have been duly authorized and validly issued, are fully paid and non-assessable and to the extent shown in Exhibit A hereto are owned by the Company or another Subsidiary or Chief Executive Officer and Chief Operating Officer of the Company free and clear of all liens, encumbrances and equities and claims; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries and Affiliated Entity are outstanding.

(iv) The outstanding share capital of the Company, including all Shares to be sold by the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; the Offered ADSs and the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable and freely transferable to and for the account of the several Underwriters; there are no restrictions on subsequent transfers of the Offered ADSs under the laws of the Cayman Islands or the United States except as described in the Registration Statement, the General Disclosure Package and the Prospectus; and no preemptive rights of stockholders exist with respect to any of the Ordinary Shares or the issue and sale thereof. Neither the filing of the Registration Statement or the ADS Registration Statement, nor the offering or sale of the Offered ADSs and the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Shares.

(v) A registration statement on Form F-6 (File No. 333-146283) in respect of the Offered ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge , threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vi) A registration statement on Form 8-A (File No. 001-            ) in respect of the registration of the Shares and the Offered ADSs under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A

Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the Rules and Regulations, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vii) The information set forth under the caption “Capitalization” in the Registration Statement, the General Disclosure Package and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the offered ADSs and the underlying Ordinary Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Ordinary Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its shares.

(viii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(ix) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Offered ADSs, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and as of the Closing Date or the Option Closing Date, and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(x) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.

(xi) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Offered ADSs other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(xii)(i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause(ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs as contemplated by the Registration Statement.

(xiii) The consolidated financial statements of the Company and the Subsidiaries and Affiliated Entity, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries and Affiliated Entity, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(xiv) Deloitte Touche Tohmatsu, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries and Affiliated Entity within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(xv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries and Affiliated Entity is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xvi) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply.

(xvii) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries and Affiliated Entity before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries and Affiliated Entity would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries and Affiliated Entity taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”), except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xviii) The Company and the Subsidiaries and Affiliated Entity have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which are not material in amount. The Company and the Subsidiaries and Affiliated Entity occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xix) The Company and the Subsidiaries and Affiliated Entity have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns or required to be paid and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments. All government tax waivers from national and local governments of the People’s Republic of China (the “PRC”) and other local and national PRC tax relief, concession and preferential treatment claimed or obtained by the Company or the Subsidiaries and Affiliated Entity are valid, binding and enforceable.

(xx) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries and Affiliated Entity taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries and Affiliated Entity, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries and Affiliated Entity have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxi) Neither the Company nor any of the Subsidiaries and Affiliated Entity is or with the giving of notice or lapse of time or both, will be, (i) in violation of its memorandum and articles of association, certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents, (ii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary and Affiliated Entity of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction (collectively, “applicable laws”) or (iii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (iii), which violation or default would have a Material Adverse Effect. The execution and delivery of this Agreement and the Deposit Agreement, the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of (x) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary and Affiliated Entity is a party or by which the Company or any Subsidiary and Affiliated Entity or any of their respective properties is bound, (y) the memorandum and articles of association, certificate or articles of incorporation or by-laws of the Company or any Subsidiary and Affiliated Entity or (z) any applicable law.

(xxii) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(xxiii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the “NASD”) or such additional steps as may be necessary to qualify the Offered ADSs for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(xxiv) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms. Upon due issuance by the Depositary of the American depositary receipts (the “ADRs”) evidencing the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

(xxv) Except as disclosed in the General Disclosure Package, the Company and the Subsidiaries and Affiliated Entity possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) necessary or material to the conduct of the business now conducted or proposed in the General Disclosure Package to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of the Subsidiaries and Affiliated Entity, would individually or in the aggregate have a Material Adverse Effect. All of the Licenses possessed by the Company and the Subsidiaries and Affiliated Entity are valid and in full force and effect.

(xxvi) The description of the corporate structure of the Company and the various contracts between the Company and the Subsidiaries and Affiliated Entity or shareholders of the Subsidiaries and Affiliated Entity, or between the Subsidiaries and the Affiliated Entity, as the case may be (each a “Corporate Structure Contract” and collectively the “Corporate Structure Contracts”), filed as exhibits to the Registration Statement and as set forth in the General Disclosure Package under the captions “Corporate Structure” and “Related Party Transactions,” is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect. There is no other agreement, contract or other document relating to the corporate structure or the operation of the Company and the Subsidiaries and Affiliated Entity which has not been previously disclosed or made available to the Underwriters and, to the extent material to the Company, disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxvii) Each Corporate Structure Contract has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any Corporate Structure Contract by the parties thereto. There is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Subsidiaries and Affiliated Entity or shareholders of the Subsidiaries and Affiliated Entity in any jurisdiction challenging the validity of any of the Corporate Structure Contracts and, to the knowledge of the Company after due inquiry, no such proceeding, inquiry or investigation is threatened or contemplated in any jurisdiction.

(xxviii) The Company and the Subsidiaries and Affiliated Entity each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, domain names, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their business in all material respects; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries and Affiliated Entity has infringed, and none of the Company or the Subsidiaries and Affiliated Entity have received notice of conflict with, any Intellectual Property of any other person or entity. The Company and the Subsidiaries and the Affiliated Entity have taken all reasonable steps necessary to secure interests in such Intellectual Property from their contractors. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company and the Subsidiaries and the Affiliated Entity that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects. The Company and the Subsidiaries and Affiliated Entity are not parties to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects. None of the technology employed by the Company and the Subsidiaries and Affiliated Entity has been obtained or is being used by the Company and the Subsidiaries and Affiliated Entity in violation of any contractual obligation binding on them or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiaries and Affiliated Entity have not received any written or oral communications alleging that any of them has violated, infringed or conflicted with, or, by conducting business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity. The Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company.

(xxix) The description of the intellectual property matters of the Company and the Subsidiaries and Affiliated Entity as set forth in the Registration Statement, the General Disclosure Package and the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxx) Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered ADSs or Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Offered ADSs or Shares on the New York Stock Exchange in accordance with Regulation M under the Exchange Act.

(xxxi) The Company is not or, after giving effect to the offering and sale of the Offered ADSs contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.

(xxxii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Subsidiaries and Affiliated Entity maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxiii) Except for the deficiencies as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(xxxiv) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(xxxv) The operations of the Company and the Subsidiaries and Affiliated Entity are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the company or any or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(xxxvi) The Company and each of the Subsidiaries and Affiliated Entity carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

(xxxvii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary and Affiliated Entity is engaged in any labor practice that is in violation of any labor laws or regulations of PRC. There is no strike, labor dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against the Company or any Subsidiary and Affiliated Entity of the Company. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Company nor any of the Subsidiaries and Affiliated Entity has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries and Affiliated Entity, or to any other person.

(xxxviii) The stock option plan of the Company set up through Master Topful Limited, and the amendment and termination thereof, do not contravene the Notice on Relevant Issues Concerning Foreign Exchange Administration of Financing and Round Trip Investment by Domestic Residents through Special Purpose Vehicles (No. 75 Circular) and the Manipulation Procedures of Administration of Foreign Exchange regarding PRC Individuals Participating in Employee Stock Option Plan in Overseas Listing Companies (No. 78 Circular).

(xxxix) To the Company’s knowledge, there are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement.

(xl) Neither the Company nor any of the Subsidiaries and Affiliated Entity is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xli) The Offered ADSs have been approved for listing subject to notice of issuance on the New York Stock Exchange.

(xlii) There are no relationships or related-party transactions involving the Company or any of the Subsidiaries and Affiliated Entity or any other person required to be described in the Prospectus which have not been described as required.

(xliii) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(xliv) The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the taxable year ending June 30, 2008, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(xlv) As of the date of the initial filing of the registration statement referred to in Section 1(a)(i), there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest) of the Company.

(xlvi) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no Subsidiary and Affiliated Entity in the PRC is currently prohibited, directly or indirectly, from paying any dividends to the Company or its other Subsidiaries, from making any other distribution on such Subsidiary and Affiliated Entity’s capital stock, from repaying to the Company or its other Subsidiaries any loans or advances to such Subsidiary and Affiliated Entity from the Company or its other Subsidiaries or from transferring any of such Subsidiary and Affiliated Entity’s property or assets to the Company or any other Subsidiary or Affiliated Entity of the Company. All dividends declared by a Subsidiary and Affiliated Entity in the PRC may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, subject to the successful completion of PRC formalities required for such remittance, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any governmental authorization in the PRC.

(xlvii) Neither the Company nor the Subsidiaries and Affiliated Entity nor any director, officer, agent, employee or affiliate is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Subsidiaries and Affiliated Entity and its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xlviii) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties in the Cayman Islands.

(xlix) All dividends and other distributions declared and payable on the share capital of Bright Sound Limited may under the current laws and regulations of the British Virgin Islands (“BVI”) be paid to the Company in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties in BVI.

(l) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Risk Factors,” “Enforcement of Civil Liabilities,” “Corporate Structure,” “Regulations,” “Taxation” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute fair and accurate summaries regarding the matters described therein in all material respects.

(li) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder.

(lii) No holder of any of the Shares or the Offered ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or Offered ADSs; and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the Shares or the Offered ADSs to hold, vote or transfer their securities.

(liii) The Registration Statement, all Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement and the filing of the Registration Statement, all Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(liv) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Offered ADSs.

(lv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, under the laws and regulations of each of the PRC, the BVI and the Cayman Islands or any political subdivision or taxing authority thereof or therein, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC, the BVI and the Cayman Islands by or on behalf of the Underwriters to any PRC, BVI or Cayman Islands taxing authority in connection with (i) the issuance, sale and delivery of the Shares by the Company, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the account of the Underwriters; (ii) the purchase from the Company and the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof; (iii) the deposit of the Ordinary Shares with the Depositary and the Custodian (as defined in the Deposit Agreement) and the issuance and delivery of the ADRs evidencing the offered ADSs; or (iv) the execution and delivery of this Agreement or the Deposit Agreement.

(lvi) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 hereof;

(lvii) Neither the Company nor any of the Subsidiaries and Affiliated Entity, nor any of their respective properties, assets or revenues has any right of immunity under Cayman Islands, PRC or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, or any of the Subsidiaries and Affiliated Entity or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries and Affiliated Entity waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of this Agreement.

(lviii) The Company is aware of and has been advised as to, the contents of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of

Foreign Exchange of the PRC on August 8, 2006 and effective as of September 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice.

(lix) Each of the Company and its Subsidiaries and Affiliated Entity that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(lx) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(lxi) The Company has not offered, or caused the Representative or its affiliates to offer, Offered ADSs to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(b) The Selling Shareholder represents and warrants as follows:

(i) The Selling Shareholder has been duly organized and is validly existing as a company in good standing in the BVI.

(ii) The Selling Shareholder now has good and marketable title to the Series A preference shares of the Company it holds, free and clear of any liens, encumbrances, equities and claims, and upon the automatic conversion of such Series A preference shares on the Closing Date into Ordinary Shares, such Selling Shareholder will have at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined), good and marketable title to the Shares and the Option Shares to be sold by it, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares and Option Shares; and upon the delivery of, against payment for, such Firm Shares and Option Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

(iii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder. The execution and delivery of this Agreement and the consummation by the Selling Shareholder of the transactions herein contemplated and the fulfillment by the Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of the Selling Shareholder, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder is a party, or of any order, rule or regulation applicable to the Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

(iv) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any securities of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the sale of the Offered ADSs.

(v) The sale of the Firm Shares and the Option Shares by the Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries and Affiliated Entity which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(vi) As of the Applicable Time and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Disclosure Package, nor (ii) any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Selling Shareholder makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein provided; provided, further, the representation and warranty under this paragraph shall only apply to any statements or omissions made in conformity with information furnished in writing to the Company or the Underwriters by the Selling Shareholder for use therein.

(vii) No consent, approval or waiver is required under any instrument or agreement to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or under which he or it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Offered ADSs which may be sold by the Selling Shareholder under this Agreement or the consummation by the Selling Shareholder of any of the other transactions contemplated hereby.

(viii) The Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “free writing prospectus” (within the meaning of the Act), or used any “free writing prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares and Offered ADSs, in each case other than the Statutory Prospectus at the Applicable Time.

(ix) There are no affiliations or associations between any member of the NASD and the Selling Shareholder or any affiliate of such Selling Shareholder, except as set forth in the Registration Statement.

(x) The Shares represented by the Offered ADSs to be sold by the Selling Shareholder may be freely deposited by the Selling Shareholder with the Depositary or with the Custodian as agent for the Depositary in accordance with the Deposit Agreement against the issuance of ADRs evidencing ADSs representing such Ordinary Shares so deposited by such Selling Shareholder. Except as disclosed in the General Disclosure Package, the Firm ADSs and the Option ADSs, as well as the Ordinary Shares underlying such securities, delivered at each Closing Date by the Selling Shareholder will be freely transferable by the Selling Shareholder.

(xi) Except as disclosed in the General Disclosure Package, under the laws and regulations of each of the PRC, BVI and the Cayman Islands or any political subdivision or taxing authority thereof or therein, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC, BVI and the Cayman Islands by or on behalf of the Underwriters to any PRC, BVI or Cayman Islands taxing authority in connection with (i) the sale and delivery of the Ordinary Shares represented by the Offered ADSs by the Selling Shareholder, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the account of the Underwriters; (ii) the purchase from the Selling Shareholder and the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof; (iii) the deposit of the Ordinary Shares with the Depositary and the Custodian and the issuance and delivery of the ADRs evidencing the offered ADSs; or (iv) the execution and delivery of this Agreement.

(xii) Other than this Agreement, there are no contracts, agreements or understandings between the Selling Shareholder and any person that would give rise to a valid claim against the Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the Shares and the Offered ADSs.

2. Purchase, Sale and Delivery of the Firm ADSs.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $             per ADS, the number of Firm ADSs set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm ADSs to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm ADSs being sold by each Seller as the number of Firm ADSs being purchased by each Underwriter bears to the total number of Firm ADSs to be sold hereunder. The obligations of the Company and of the Selling Shareholder shall be several and not joint.

(b) Payment for the Firm ADSs to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the Offered ADSs to be sold by it and to an account designated by the Selling Shareholder for the Offered ADSs to be sold by it, in each case against delivery of certificates therefor to the Representative for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

(c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase up to                      Option ADSs at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representative of the several Underwriters, to the Company setting forth the number of Option ADSs as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option ADSs are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option ADSs to be purchased by each Underwriter shall be in the same proportion to the total number of Option ADSs being purchased as the number of Firm ADSs being purchased by such Underwriter bears to the total number of Firm ADSs, adjusted by you in such manner as to avoid fractional ADSs. The option with respect to the Option ADSs granted hereunder may be exercised only to cover over-allotments in the sale of the Firm ADSs by the Underwriters. You, as Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option ADSs shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the Company for the Option ADSs to be sold by it against delivery of certificates therefor through the facilities of The Depository Trust Company, New York, New York.

(d) If on the Closing Date, the Selling Shareholder fails to sell the Firm ADSs which the Selling Shareholder has agreed to sell on such date as set forth in Schedule I hereto, the Company agrees that it will sell or arrange for the sale of that number of Firm ADSs to the Underwriters which represents Firm ADSs which the Selling Shareholder has failed to so sell, as set forth in Schedule I, or such lesser number as may be requested by the Representative.

3. Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm ADSs as soon as the Representative deems it advisable to do so. The Firm ADSs are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Offered ADSs in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4. Covenants of the Company and the Selling Shareholder.

(a) The Company covenants and agrees with the several Underwriters that:

(i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

(ii) The Company will (i) not make any offer relating to the Offered ADSs that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representative approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(iii) The Company will advise the Representative promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(iv) The Company will cooperate with the Representative in endeavoring to qualify the Offered ADSs for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Offered ADSs.

(v) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representative may reasonably request.

(vi) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Offered ADSs as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(vii) If the General Disclosure Package is being used to solicit offers to buy the Offered ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(viii) Prior to the Closing Date and the Option Closing Date, the Company will deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and will otherwise comply with the Deposit Agreement so that ADRs evidencing Offered ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Closing Date or Option Closing Date.

(ix) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

(x) During the period of five years hereafter, the Company will furnish to the Representative and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report for such year; and the Company will furnish to the Representative (i) as soon as available, a copy of each report of the Company filed with the Commission under the Exchange Act or mailed to stockholders; and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(xi) No offering, sale, short sale or other disposition of Ordinary Shares or ADSs of the Company or other securities convertible into or exchangeable or exercisable for Ordinary Share or ADSs or derivative of Ordinary Share of ADSs (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representative. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

(xii) The Company will use its best efforts to list the Offered ADSs on the New York Stock Exchange and maintain the listing of the Offered ADSs on the New York Stock Exchange.

(xiii) The Company shall apply the net proceeds of its sale of the Offered ADSs as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and shall file such reports with the Commission with respect to the sale of the Offered ADSs and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(xiv) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered ADSs in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

(xv) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement.

(xvi) The Company agrees not to attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands.

(xvii) Prior to the Closing Date or the Option Closing Date, the Company will not issue any press release or other communication directly or indirectly and will not hold any press conference with respect to the Company or any of the Subsidiaries or Affiliated Entity, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Subsidiaries and Affiliated Entity, or the offering of the ADSs, without your prior consent.

(xviii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(xix) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

(xx) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(xxi) The Company will pay all fees and disbursements of counsel (including non-U.S. counsel) incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

(b) The Selling Shareholder covenants and agrees with the several Underwriters that:

(i) No offering, sale, short sale or other disposition of any Ordinary Share or ADSs of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for Ordinary Share or ADSs or derivative of Ordinary Share or ADSs owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Selling Shareholder otherwise than hereunder or with the prior written consent of the Representative. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

(ii) The Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duty, capital duty and stock transfer tax, if any, payable upon the sale of the Offered ADSs to the Underwriters; (ii) the fees and disbursements of its counsel and accountants; and (iii) any fees and expenses of the Custodian and the Depositary in connection with the sale by the Selling Shareholder of the Offered ADSs.

(iii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(iv) The Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(v) The Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Offered ADSs.

(vi) Prior to the Closing Date and the Option Closing Date, the Selling Shareholder will deposit Ordinary Shares with the Depositary through the Custodian in accordance with the provisions of the Deposit Agreement and Custody Agreement, and will otherwise comply with the Deposit Agreement so that ADRs evidencing Offered ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Closing Date or Option Closing Date.

(vii) The Selling Shareholder will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement.

(viii) During the Prospectus Delivery Period, the Selling Shareholder will advise the Representative promptly, and will confirm such advice in writing to the Representative, of any change in the information relating to the Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

5. Costs and Expenses.

The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Shareholder; any roadshow expenses; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Offered ADSs; the Listing Fee of the New York Stock Exchange; the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered ADSs made by the Underwriters caused by a breach of the representation in Section 1(a)(ii); and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Offered ADSs under State securities or Blue Sky laws. The Selling Shareholder has agreed with the Company to reimburse the Company for a portion of such expenses. To the extent, if at all, that the Selling Shareholder engages special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by the Selling Shareholder. Any transfer taxes imposed on the sale of the Offered ADSs to the several Underwriters will be paid by the Sellers pro rata. The Company agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of Directed Shares by the Underwriters to employees and persons having business relationships with the Company and the Subsidiaries and Affiliated Entity. The Sellers shall not, however, be required to pay for any of the Underwriter’s expenses (other than (i) those related to qualification under NASD regulation and State securities or Blue Sky laws and (ii) the travel, accommodation, meal and other expenses incurred by the Underwriters in connection with the roadshow for the Offered ADSs up to a maximum of US$200,000) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholder to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Offered ADSs or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholder shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Offered ADSs.

6. Conditions of Obligations of the Underwriters.

The several obligations of the Underwriters to purchase the Firm ADSs on the Closing Date and the Option ADSs, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholder contained herein, and to the performance by the Company and the Selling Shareholder of their covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company or the Selling Shareholder, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Offered ADSs.

(b) The Representative shall have received opinions and a letter, dated the Closing Date or the Option Closing Date, as the case may be, of Latham & Watkins LLP, United States counsel for the Company, substantially in the form of Exhibit C hereto;

(c) The Representative shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Maples and Calder, Cayman Islands counsel for the Company, substantially in the form of Exhibit D hereto.

(d) The Representative shall have received an opinion, dated the Closing date or the Option Closing Date, as the case may be, of Zhong Lun Law Firm, PRC counsel for the Company, substantially in the form of Exhibit E hereto.

(e) The Representative shall have received an opinion, dated the Closing Date, of Latham & Watkins LLP, United States counsel for the Selling Shareholder, substantially in the form of Exhibit F hereto.

(f) The Representative shall have received an opinion, dated the Closing Date, of Maples and Calder, BVI counsel for the Selling Shareholder, substantially in the form of Exhibit G hereto

(g) The Representative shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Maples and Calder, BVI counsel for Bright Sound Limited, substantially in the form of Exhibit H hereto.

(h) The Representative shall have received from Shearman & Sterling LLP, United States counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Shearman & Sterling LLP may rely as to the incorporation of the Company and all other matters governed by the Cayman Islands law upon the opinion of Maples and Calder referred to above; Shearman & Sterling LLP may rely as to all matters governed by PRC law upon the opinion of Zhong Lun Law Firm referred to in Section 6(d) above and the opinion of Jun He Law Offices referred to in Section 6(i) below.

(i) The Representative shall have received from Jun He Law Offices, PRC counsel for the Underwriters, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(j) The Representative shall have received from Clifford Chance, United States counsel for the Depositary, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, substantially in the form of Exhibit I hereto.

(k) The Representative shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte Touche Tohmatsu confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries and Affiliated Entity within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(l) The Representative shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(iii) All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the Act have been made as and when required by such rules;

(iv) He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

(vi) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries and Affiliated Entity taken as a whole, whether or not arising in the ordinary course of business.

(m) The Representative shall have received on the Closing Date a certificate of the Selling Shareholder to the effect that, as of the Closing Date, the Selling Shareholder represents as follows:

(i) The representations and warranties of the Selling Shareholder contained in Section 1 hereof are true and correct as of the Closing Date; and

(ii) The Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to such date.

(n) The Company and the Selling Shareholder shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

(o) The Firm ADSs and Option ADSs, if any, have been approved for listing upon notice of issuance on the New York Stock Exchange.

(p) The Company and each officer, director and existing shareholder of the Company shall have furnished to the Representative, on or prior to the date of this Agreement, a letter or letters substantially in the form attached hereto as Exhibit B.

(q) The Company and the Depositary shall have executed and delivered the Deposit Agreement, in form and substance satisfactory to the Underwriters, and the Deposit Agreement shall be in full force and effect.

(r) The Depositary shall have delivered to the Company at such Closing Date certificates satisfactory to the Underwriters evidencing the deposit with the Depositary or its nominee of the Ordinary Shares being so deposited against issuance of ADRs evidencing the Offered ADSs to be delivered by the Company and the Selling Shareholder at such Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Offered ADSs pursuant to the Deposit Agreement.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Shearman & Sterling LLP, United States counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company and the Selling Shareholder of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Selling Shareholder, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. Conditions of the Obligations of the Sellers.

The obligations of the Sellers to sell and deliver the portion of the Offered ADSs required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8. Indemnification.

(a) The Company agrees:

(i) to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriters by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; and

(ii) to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Offered ADSs, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b) The Selling Shareholder agree to indemnify the Underwriters, each Underwriters’ directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 8(a) above; provided, however, that the liability of the Selling Shareholder pursuant to this Section 8(b) shall not exceed the product of (i) the number of ADSs sold by the Selling Shareholder to the Underwriters hereunder and (ii) the public offering price per ADS as set forth in Schedule II hereto; provided further that the liability of the Selling Shareholder under this Section 8(b) shall be limited to the extent, but only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder by or through the Representative specifically for use therein. This indemnity obligation will be in addition to any liability which the Company may otherwise have.

(c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholder, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement the ADS Registration Statement, the Form 8-A Registration Statement, or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a), (b), (c) or (e) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b), (c) or (e). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a), (b) or (e) and by the Company and the Selling Shareholder in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(e) The Company agrees to indemnify and hold harmless the Representative, it directors, officers, affiliates and each person, if any, who controls the Representative or its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Representative.

(f) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b), (c) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Offered ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered ADSs purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) the Selling Shareholder shall not be required to contribute any amount in excess of the proceeds received by the Selling Shareholder from the Underwriters in the offering. The Underwriters’ obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9. Default by Underwriters.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Offered ADSs which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or the Selling Shareholder), you, as Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholder such amounts as may be agreed upon and upon the terms set forth herein, the Offered ADSs which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Offered ADSs agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of ADSs with respect to which such default shall occur does not exceed 10% of the Offered ADSs to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Offered ADSs which they are obligated to purchase hereunder, to purchase the Offered ADSs which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of ADSs with respect to which such default shall occur exceeds 10% of the Offered ADSs to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Shareholder or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholder except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10. Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Company or the Selling Shareholder, to 10th Floor B Building, Futian Tian’an Hi-Tech Venture Park, Futian District, Shenzhen, Guangdong Province, People’s Republic of China, Attention: Chief Financial Officer.

11. Termination.

This Agreement may be terminated by you by notice to the Sellers

(a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option ADSs) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries and Affiliated Entity taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States, the PRC or the Cayman Islands would, in your judgment, materially impair the investment quality of the Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American

Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Shanghai Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States, New York State, PRC or Cayman Islands authorities, (vi) the suspension of trading of the Company’s common stock by the New York Stock Exchange, the Commission, or any other governmental authority or, (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States, the PRC or the Cayman Islands; or

(b) as provided in Sections 6 and 9 of this Agreement.

12. Successors.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Offered ADSs from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13. Information Provided by Underwriters.

The Company, the Selling Shareholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the fourth and thirteenth to nineteenth paragraphs under the caption “Underwriting” in the Prospectus.

14. Applicable Law

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

The Company and the Selling Shareholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and the Selling Shareholder irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company and the Selling Shareholder irrevocably appoint CT Corporation System, 111 Eighth Avenue, New York, New York, as their respective authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Selling Shareholder by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder, as the case may be, in any such suit or proceeding. The Company and the Selling Shareholder further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

The obligations of the Company and the Selling Shareholder pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and the Selling Shareholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or the Selling Shareholder, as the case may be, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

15. Miscellaneous.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Shareholder or controlling person thereof, as the case may be, and (b) delivery of and payment for the Offered ADSs under this Agreement, and the reimbursement, indemnification and contribution agreements contained in this Agreement shall remain in full force and effect regardless of any termination of this Agreement; provided however that if the termination of this Agreement is pursuant to Section 9, then only the reimbursement agreements contained in this Agreement shall remain in full force and effect.

The Company and the Selling Shareholder acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Selling Shareholder in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Selling Shareholder do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

All payments made by the Company and the Selling Shareholder under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands or any political subdivision or any taxing authority thereof or therein unless the Company or the Selling shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company and the Selling Shareholder, as the case may be, will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter’s or controlling person’s being connected with the Cayman Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its shareholders), on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholder, the Company and the several Underwriters in accordance with its terms.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours,

Noah Education Holdings Ltd.

By
Name:
Title:

Baring Asia II Holdings (22) Limited

By
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

As Representative of the several Underwriters listed on Schedule I

By:	Deutsche Bank Securities Inc.

By
Authorized Officer

By
Authorized Officer

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm ADSs to be Purchased From the Company	Number of Firm ADSs to be Purchased From the Selling Shareholder	Total Number of Firm ADSs to be Purchased
Deutsche Bank Securities Inc. CIBC World Markets Corp. Thomas Weisel Partners LLC First Shanghai Securities Limited

Total:

S-I-1

SCHEDULE II

Price and other terms of the offering

S-II-1

SCHEDULE III

[List any Issuer Free Writing Prospectuses that is part of General Disclosure Package]

S-III-1